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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to the Registration Statement of CECO Environmental Corp. on Form S-1 (No. 333-85146) of our report dated March 27, 2002, appearing in the Prospectus, which is part of this Amendment No. 1 to the Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


Margolis & Company P.C.
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Bala Cynwyd, PA

May 6, 2002